Exhibit 99.1

REPORT OF INDEPENDENT AUDITORS
AND ABBREVIATED FINANCIAL STATEMENTS

OPERATOR BUSINESS OF CIRCLE MEDIA LABS INC.

December 31, 2019

MOSSADAMS

Table of Contents

PAGE

Report of Independent Auditors	1–2

Abbreviated Financial Statements
Abbreviated statement of liabilities assumed	3
Abbreviated statement of revenue and direct expenses	4
Notes to abbreviated financial statements	5–7

Report of Independent Auditors

To the Board of Directors

Circle Media Labs Inc.

Report on the Financial Statements

We have audited the accompanying abbreviated financial statements of the Operator Business of Circle Media Labs Inc. (see Note 1) (the “Operator Business”), which comprise the abbreviated statement of liabilities assumed as of December 31, 2019, and abbreviated statement of revenue and direct expenses for the year then ended, and the related notes to the abbreviated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these abbreviated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of abbreviated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these abbreviated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the abbreviated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the abbreviated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the abbreviated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the abbreviated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the abbreviated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the abbreviated financial statements referred to above present fairly, in all material respects, the liabilities assumed of the Operator Business of Circle Media Labs Inc. as of December 31, 2019 and its revenue and direct expenses for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As described in Note 1, the accompanying abbreviated financial statements were prepared in accordance with the rules and regulations of the Securities and Exchange Commission, for inclusion in a Form 8-K/A to be filed by Smith Micro Software, Inc. and Subsidiaries, and are not intended to be a complete presentation of the Operator Business of Circle Media Labs Inc.’s assets, liabilities, revenues or expenses. Our opinion is not modified with respect to this matter.

/s/Moss Adams LLP

Portland, Oregon

April 20, 2020

Operator Business of Circle Media Labs Inc.

Abbreviated Statement of Liabilities Assumed

December 31, 2019

LIABILITIES ASSUMED
Deferred revenue	$1,629,914

Net liabilities assumed	$1,629,914

See accompanying notes. 3

Circle Media Labs Inc.

Abbreviated Statement of Revenue and Direct Expenses

Year Ended December 31, 2019

REVENUE	$3,906,082

COST OF REVENUE	611,616

Gross profit	3,294,466

DIRECT EXPENSES
Research and development	1,321,400
Customer support	103,425

REVENUE IN EXCESS OF COST OF REVENUE AND DIRECT EXPENSES	$1,869,641

4See accompanying notes.

Operator Business of Circle Media Labs Inc.

Notes to Abbreviated Financial Statements

Note 1 – Business Overview and Basis of Presentation

Circle Media Labs Inc. (the “Company”), a Delaware corporation, provides families with the easiest way to manage screen time on families’ Wi-Fi and mobile devices through a parental control device and app that allows users to set limits and filter content across devices.

On February 12, 2020, Smith Micro Software, Inc. (“Smith Micro”) entered into an Asset Purchase Agreement to acquire the Operator Business of Circle Media Labs Inc. (“Operator Business” or “Acquired Business”) which consisted of two contracts and the related deferred revenue. On February 12, 2020, the acquisition of Operator Business was completed for a purchase price of $13.5 million, consisting of a payment in cash of 90% of the purchase price at close, and the remainder of the purchase price payable six months following close. The Operator Business platform enables mobile operators to provide licensing software and related hardware parental control solutions to end users. Operator Business will be a substantial augmentation to Smith Micro’s business and a logical addition to Smith Micro’s product lines. This acquisition will deliver a new revenue stream and an expanded customer base.

The accompanying abbreviated financial statements, which are comprised of the abbreviated statement liabilities assumed as of December 31, 2019, and the abbreviated statement of revenue and direct expenses for the year ended December 31, 2019, are presented on a historical cost basis. The abbreviated statement of revenue and direct expenses includes revenue and expenses directly attributable to the specific Operator Business acquired. Direct expenses include both research and development and other administrative costs.

These abbreviated financial statements have been prepared in order for Smith Micro to comply with Rule 8-04 of the U.S. Securities and Exchange Commission’s (SEC) Regulation S-X (Rule 8-04). Smith Micro received a waiver from the SEC permitting the substitution of abbreviated financial statements in lieu of the full financial statements of the Operator Business.

Smith Micro believes it is impractical to prepare full stand-alone or carve-out financial statements for Operator Business due to the following reasons:

•	The Acquired Business is not comprised of separate legal entities and has not been accounted for as a separate entity, subsidiary or division of the Company’s overall business.
•	The Company did not manage the Acquired Business as a stand-alone business.
•	Stand-alone or carve-out financial statements of the Acquired Business have not previously been prepared.
•	The Acquired Business was a small, non-strategic product line of the Company’s overall business.
•

The Company has never allocated corporate expenses to the Acquired Business, including interest expense, corporate overhead expenses and income taxes. This information is not readily available and any allocation would be subjective and may not be relevant due to differences in corporate structures between the Company and Smith Micro.

•	The Company did not separately distinguish cash flow requirements or operating, investing or financing activities of the Acquired Business.

Operator Business of Circle Media Labs Inc.

Notes to Abbreviated Financial Statements

Note 1 – Business Overview and Basis of Presentation (continued)

As a result of the foregoing, it is impracticable to prepare full financial statements as required by Regulation S-X. These abbreviated financial statements may not be indicative of what they would have been had Operator Business been an independent stand-alone entity, nor are they necessarily indicative of future results of the operation going forward due to the omission of various operating expenses.

Note 2 – Significant Accounting Policies

Use of estimates – The preparation of financial statements in conformity with GAAP requires that management make estimates and assumptions that affect the reported amounts in the abbreviated financial statements and accompanying notes. Actual amounts could differ from those estimated amounts. Significant estimates inherent in the preparation of these financial statements include, but are not limited to, the estimation of direct costs paid by Operator Business.

Revenue recognition and deferred revenue – On January 1, 2019, the Operator Business adopted Accounting Standards Update (ASU) 2014-09, Revenue from Contracts with Customers. This standard was issued to provide a common revenue recognition model for entities to recognize revenue in a way that depicts the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for the goods or services.

To determine revenue recognition for contracts with customers, the Operator Business performs the following five steps:

•	Identify the contract with the customer
•	Identify the performance obligations in the contract
•	Determine the transaction price
•	Allocate the transaction price to the performance obligations in the contract
•	Recognize revenue when the Company satisfies a performance obligation

The Operator Business’ revenues related to: (i) software sales on term license basis; and (ii) professional services to implement and maintain the software. Software and services contracts are contracted in bundled arrangements that include not only the software license and related implementation services, but they also include maintenance, managed services and/or additional professional services.

The initial sale of the Operator Business’ software products requires significant production, modification or customization, such that the delivery of the software license and the related professional services required to implement and maintain the software over the term of the license represent one combined performance obligation that is satisfied over time. The software and services fees are fixed fees billed to clients on a milestone or date basis.

Amounts that have been invoiced are recorded in accounts receivable and in deferred revenue or revenue, depending on whether the revenue recognition criteria have been met. At December 31, 2019, there were no accounts receivable related to the Operator Business.

Operator Business of Circle Media Labs Inc.

Notes to Abbreviated Financial Statements

Note 2 – Significant Accounting Policies (continued)

Cost of revenue – Cost of revenue consists primarily of direct costs associated with the Operator Business’ hosting services and implementation expenses.

Research and development – Research and development expenses consist primarily of costs associated with the development and execution of the Operator Business’ software platform, including wages and benefits for personnel, outside services, systems and tools, travel and entertainment expenses.

Customer support – Customer support consists primarily of wages and benefits for personnel, outside services and general miscellaneous expense related to customer support costs.

Income taxes – The statement of revenue and direct expenses does not include a provision for income taxes.

Customer concentrations – 100% of current year revenue from the Operator Business was generated from arrangements with two leading mobile and broadband operators.

Related party transactions – All Operator Business revenues recognized in the current year were recognized from customers who are also investors in the Company.

Commitments and contingencies – The Acquired Business may be subject to legal proceedings and claims that arise in the ordinary course of business. Management is not aware of any asserted or pending litigation or claims against the Operator Business that it expects to have a material adverse effect on its financial condition or results from operations.

Subsequent events – Subsequent events have been evaluated through April 20, 2020, the date these abbreviated financial statements were available to be issued. Other than the transaction discussed in Note 1, there were no material subsequent events which would warrant inclusion in the abbreviated financial statements.